Goodwill and Intangibles	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangibles
Goodwill and Intangibles

Goodwill
Goodwill was allocated to us from Phillips 66 based on the relative fair market value of our net PP&E, compared with the fair market value of Phillips 66’s reporting unit that included our net PP&E as of the date on which Phillips 66’s purchase transaction that resulted in goodwill was completed. Goodwill is tested for impairment on an annual basis and when indicators of potential impairment exist. We have performed our annual impairment tests, and no impairment in the carrying value of goodwill has been identified for the years ended December 31, 2015, 2014 and 2013. Goodwill was $2.5 million as of December 31, 2015 and 2014.

Intangible Asset
In connection with the 2014 Palermo Rail Terminal Project Acquisition, we acquired an indefinite-lived intangible asset pertaining to a construction permit. During 2015, the intangible asset was contributed to our Bakken joint ventures and is now accounted for as an equity investment. As a result, there was no intangible asset balance at December 31, 2015, and a balance of $8.4 million at December 31, 2014.